EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2010	/s/ Gary E. Anderson

Print Name: Gary E. Anderson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 19, 2010	/s/ J. Daniel Bernson

Print Name: /s/ J. Daniel Bernson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 19, 2010	/s/ Nancy Bowman

Print Name: Nancy Bowman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 16, 2010	/s/ Thomas T. Huff

Print Name: Thomas T. Huff

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2010	/s/ Michael T. Laethem

Print Name: Michael T. Laethem

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 19, 2010	/s/ Terence F. Moore

Print Name: Terence F. Moore

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 19, 2010	/s/ Aloysius J. Oliver

Print Name: Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 13, 2010	/s/ William S. Stavropoulos

Print Name: William S. Stavropoulos

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and O.A.K. Financial Corporation, dated as of January 7, 2010, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 19, 2010	/s/ Franklin C. Wheatlake

Print Name: Franklin C. Wheatlake